November 2009

Safe Harbor Statement The words “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “projects,” “should,” and similar expressions, or the negatives of such terms, identify forward-looking statements.The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the industrial blower and turbine markets, , the effects of PRC environmental controls, our ability to increase our market share, changes to management or key personnel, risks associated with conducting business in China and other risks detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Equity Snap Shot Ticker Symbol Fiscal Year End Share Price (11/13/2009) Shares Outstanding Market Capitalization^ Revenue (ttm) Net income (ttm)* Diluted EPS (ttm)* P/E (ttm) * EV/EBITDA (ttm) P/B (mrq) NASDAQ: WUHN December 31 $2.38 39.1 million $93.1 million $88.0 million   $11.9 million $0.30 8.0x 8.3x 0.9x *Excluding stock penalty for late listing on NASDAQ and one-time and non-cash charges ^Based on 39,135,314 weighted average diluted shares outstanding

Investment Highlights Growth opportunities from government mandate for environmental   protection and demand for electricity   Only non-government player among top five blower and turbine producers Strong capabilities in R&D and design with experienced management team Potential to take market share from SOEs due to lower costs and greater flexibility Strong barriers to entry – brand equity, technology, investment

Company Overview One of China’s leading providers for industrial blowers, steam turbines and water turbines Headquartered in Wuhan, Hubei Province Three subsidiaries: Wuhan Blower, Wuhan Generating Equipment and Wuhan Xingelin Equipment, all based in Wuhan Approximately 830 employees;  advanced proprietary R&D technology The only non state-owned top five player in blower and turbine business Revenue 9M 2009 $59.9 M

Corporate Milestones and Recent Achievements Wuhan Blower was founder as a Chinese State-Owned Enterprise Wuhan Blower was privatized by Mr. Jie Xu Began production at new blower manufacturing facility and opened new    administrative headquarters and new R&D facility with acoustics lab Initiated blower production Went public raising $24 million in proceeds Completed a share exchange and changed corporate name to Wuhan General Group (China), Inc. Successfully upgraded to NASDAQ Installation of customized equipment in new turbine facility will be completed with annual capacity of 7,000MW Acquired Wuhan Xingelin Successfully obtained ISO 9001 certification : 2005: : : : : :

Growing Pains of China’s Industrialization Over the past several years, China’s growth rate has consistently surpassed most developing economies Until recently, absolute GDP growth has been pursued at the expense efficiency and sustainability Water and air pollution are now chronic problems throughout the country Basic Infrastructure, including water systems, sewage systems and power supplies are struggling to keep pace with development Satellite image of China pollution cloud Source: China National Statistics Bureau

China’s Demand for Electricity Outstrips Supply Steam Power Capacity Hydro Power Capacity Per capita power consumption in China is significantly lower than developed nations, about 1/3 of EU and Japan, and 1/5 of US Power shortages nationwide have routinely caused rolling black outs over the past several years in the summer months due to excessive demand (GW) (GW) Source: China Electric Power Yearbook, China Electricity Council, and Gao Hua Securities Research estimates

Strong Selection of Steam and Water Turbines Steam turbines, up to 100MW, are used in large industrial facilities to generate electricity from excess steam (energy recovery) and also in thermal power plants Turbine product margin of roughly 22% - 25% Water turbines, up to 50MW, are used in hydro power plants Product types: Regular steam turbines – designed for maximum efficiency                             Co-generation steam turbines – Utilize “waste steam” in paper and chemical plants                                                  Heat-centric steam turbines – designed for home and factory use                             Variable pressure output steam turbines – uses waste steam at two or more pressures                             Water turbines – used at hydropower facilities

Turbine Growth Driven by Energy Recovery and Power Generation 2009 9mon Turbine Revenue by Segment Hydro Power Plant Small to medium scale hydro electric power plants Steam - Energy Recovery Co-generators using waste heat emitted by manufacturing processes 2009 4Q Expected Turbine Revenue by Segment Based on Backlog Orders

China’s Pollution Reduction Plans China is now the global leader in greenhouse emissions, having over taken the US* emission in China # emissions by 57.8% from 2005 levels Due in large part to this, the Chinese market for industrial blowers is forecast to be approximately $1.9 billion in 2010^ *The Guardian     #The New York Times     ^China Blower Association

Blower Demand Driven by Pollution Control and Infrastructure Build Out 2009 Q3 Blower Revenue by Segment Air Pollution Control key component of sulfur dioxide reduction equipment for steel companies and thermal power plants Auxiliary Furnace Equipment feed industrial furnaces with both air and coal dust and clean furnace exhaust Ventilation subway and tunnels, mines as well as aeration in sewage treatment plants Industrial blowers are used to move large amounts of air through industrial processes primarily related to air pollution control and power generation Blower production will benefit both from efforts to lower pollution levels and construction of new power plants

A Glance at Blowers and Pollution Reduction Wuhan General provides blowers to complement every niche in the power generation process   - Air supply and coal dust blowers for furnaces - Pollution blowers for sulfur dioxide dissipation - Exhaust blowers to expel fumes

Diversified Array of Industrial Blowers 15-20% of blower revenue comes from services and replacement parts Gross margin of 25% for blower products Each blower is customized according to different applications Designed to withstand the most arduous conditions with proprietary technology Main product types:           axial fans – operate under low pressure           centrifugal blowers – used in high pressure           exhaust silencers – reduce noise level of              exhaust systems

Strong Customer Base and Established Market Channels Wuhan General has a leading sales force It has over 300 customers for its blower division and over 30 for its turbine segment Sales offices covering major cities including: Xi’an, Guangzhou, Shanghai, Beijing, Chongqing and Nanjing Sales wins based on strong customer relationships, competitive price, strong brand name, high quality products and tailored customer service                 Superior after sales services allow Wuhan General to gain market share at the expense of state-owned competitors

Labor 2% Steel 25% Other Raw Materials 28% Conversion 14% Other 1% SOE Blower Cost as % of Revenue* 10-15% labor saving 3% material savings Wuhan General Blower Cost as % Revenue 85% 70% With our cost advantage, our growth strategy is focused on taking market share from state-owned competition Up to 15 Percent Cost Advantage Vs. State-Owned Competitors *based on margins of SOEs Dongfang Electric (SEHK:1072) and Harbin Power Equipment (SEHK:1133)

Sole Private Top Five Player in Blower and Turbine Segments Market Size Top Five Shenyang Group Shanghai Blower Works Wuhan General Shanxi Blower Howden Engineering $435MM 27.7% 7.3% 6.8% 6.3% 3.7% 3.7% (1) (1) (1) Nanjing Steam Qingdao Steam Wuhan Steam Hangzhou Steam Wuhan General $500MM 62.8% 25.2% 20.8% 14.6% 7.1% 5.1% Nanping Hydro Chongqing Hydro Kunming Hydro Dongfeng Hydro Wuhan General $500MM 60.5% 17.8% 16.0% 14.4% 10.1% 3.2% (1) Market shares are based on industry association reports and management estimate for the segment Wuhan General competes in – namely blowers with rotors greater than 5.2 feet, steam turbines up to 100MW and water turbines up to 50MW

Commitment to Quality and R&D, Tailored Solutions 50 senior professionals, of which 10 enjoy special government subsidies Licensed technology from Mitsubishi One of the few Chinese companies capable of making variable angled blades Established one of the three major national testing centers for industrial blowers Recipient of national gold awards for turbine products Solid relationships with the Science and Technology University of Central China, Jiaotong University and the Acoustic Institute of the China Science Academy

Extensive Manufacturing Facilities and Capabilities Blower manufacturing facilities occupy over 430,000 square feet set on 30 acres Annual production of approximately 620 units – currently operating at capacity, some manufacturing work is outsourced Features more than 100 pieces of cutting-edge, modern equipment including high-precision dynamic balancing machines, a numerically controlled machining center and numerically controlled cutters New turbine facility covers an area of over 300,000 square feet – currently operating at 45% capacity Includes 50 pieces of advanced high-precision dynamic balancing machines Annual turbine production capacity will reach 7,000MW when the facility is fully functional Recently acquired new plot of land for future expansion Newly built manufacturing facility

Multifaceted Growth Strategy Continue to grow market share in existing businesses,      taking market share from state-owned enterprises Leverage strong brand equity and precision technology Continue to cooperate with leading academic      agencies and institutions in R&D Expand customer base and deliver tailored service   Become leading blower and turbine Producer in China Expand facilities using new land acquisition

Strong and Experienced Management Team Mr. Jie Xu Chairman and CEO Served as Chairman and CEO of Wuhan Blower since 2004 Over 20 years of industry experience, including 10 years at Wuhan Blower’s sales department prior to privatization Mr. Haiming Liu, CFO 13 years at PricewaterhouseCoopers with extensive audit experience, familiar with both U.S. and Chinese GAAP Served as legal advisor and legal counsel for Jiangxi Foreign Economic Law Office prior to PricewaterhouseCoopers Mr. Juntao Chen, General Manager, Blower Division Mr. Zengke Ge, General Manager, Turbine Division Prior joining Wuhan General, Mr. Chen held managerial roles in real estate and industrial companies in China Prior to Wuhan General, general manager with Wuhan Changli Power Station Equipment Co. Ltd and several other companies 20 years of industry experience Served as general manager at Wuhan Blower since October 2006 Over 30 years of experience in production and management in the manufacturing industry

Revenue and Net Income Growth 21 Revenue in Millions of USD Net Income in Millions of USD (1) (1) Excluding stock penalty for late listing on NASDAQ and one-time and non-cash charges

Summary Income Statement ($MM) Revenue Gross Profit EBITDA Net Income* Revenue Growth Net Income Growth Gross Margin EBITDA Margin Net Margin* 2006 16.7 7.8 4.9 3.2 2006 46.8% 29.1% 19.2% 2007 82.5 25.1 17.3 14.9 394.0% 364.3% 2007 30.4% 21.0% 18.0% 2008 118.6 34.2 25.0 21.5 43.8% 44.6% 2008 28.8% 21.0% 18.1% 9Mos 09 59.9 14.7 10.3 4.8 -37.8% 33.8% 9Mos 09 24.6% 17.2% 7.9% 9Mos 08 90.6 27.6 20.0 11.1 43.8% 9Mos 08 30.5% 22.1% 12.3% * Excluding stock penalty for late listing on NASDAQ and one-time and non-cash charges

Balance Sheet and Cash Flow Summary ($MM) Cash Total Current Assets Total Assets Total Liabilities Shareholder’s Equity 12/31/2006 0.2 31.0 50.4 31.5 18.9 12/31/2007 1.0 67.8 100.4 45.0 55.4 12/31/2008 2.8 88.8 155.1 61.5 93.6 Cash from Operating Activities Net Change in Cash 2006 (YE) (1.8) (0.4) 2007 (YE) (11.1) (1.8) 2008 (YE) 16.8 (2.4) 9/30/2009 0.8 98.1 162.0 63.6 98.4 2009          (9 months) (3.8) (2.0)

Capital Structure Bank Loans and Notes                                                                                                             31,244 Equity – Nine months Ended on September 30, 2009                                          (In thousands) Debt (In thousands) Common Stock Outstanding                                                                                                     25,352 Conversion of Preferred Stock                                                                                                12,596 Exercise of Warrants*                                                                                                                12,266                              80 *Warrants have exercise prices ranging from $2.57 to $2.83 and expiration dates ranging from February 7, 2012 to February 7, 2017 Total number of shares of fully diluted common stock                                                             50,293 Signed a long-term loan agreement for $44.4 million on November 11, 2009

Attractive Valuation 3.4 1.03 20.7         Average (excluding WUHN) 1.21 0.33 24.8 $0.15 $42.5 M $3.76 CECE Cece Environmental Corp. 0.57 0.15 3.22 $2.02 $44.3M $6.51 MFRI MFRI Inc. 3.2 3.5 NA   ($0.13) $246.9M $10.20 FTEK Fuel Tech Inc. 1.38 0.58 NA ($0.32) $126.7M $4.86 FLDR Flanders Corp 12.86 1.34 42 HK$1.04 HK$37.88B HK$42.95 HK:1072 Dongfang Electric Corp, Ltd.** 1.08 0.3 12.9 HK$0.53 HK$7.39B HK$7.39 HK:1133 Harbin Power Equipment Co.** Ltd. 0.9 1.1 8.0* $0.30* $93.1M $2.38 WUHN Wuhan General Group (China) Inc. P/B (mrq) P/S (ttm) P/E (ttm) EPS (ttm) Market Cap Price (11/13/09) Ticker   *Net income (ttm) excluding non-cash penalties of $5,355,233 (FY 2008) and $1,153,439 (2Q 2009) ** For the period ended June 30, 2009

Summary Growth opportunities from government mandate for environmental   protection and demand for electricity   Only non-government player among top five blower and turbine producers Strong capabilities in R&D and design with experienced management team Potential to take market share from SOEs due to lower costs and greater flexibility Strong barriers to entry – brand equity, technology, investment

Thank You Company Contact: Mr. Haiming Liu, CFO Wuhan General Group (China), Inc. 27-5970-0069 Auditor: Samuel H. Wong & Co. LLP 400 Oyster Point Blvd. ste. 122 South San Francisco CA 94080 Investor Relations: Mr. Crocker Coulson, President CCG Investor Relations Inc. Phone: +1 646-213-1915 (New York) www.ccgirasia.com Legal Counsel:    Paul Davis Fancher Troutman Sanders LLP 600 Peachtree Street, N.E. Suite 5200 Atlanta, Georgia 30308-2216 Telephone: (404) 885-3310 E-mail: paul.fancher@troutmansanders.com

Appendix: EBITDA Reconciliation $19,978,854 1,628,214 80,256 $18,270,384 9mon 2008 $4,854,359 $17,304,083 $24,969,555 $10,284,170 EBITDA     1,052,442          814,050        2,157,143 1,661,067 Depreciation 76,174 90,260          190,192 244,535 Amortization $3,725,743 $16,399,773 $22,622,220 $8,378,568 Operating Income 2006 2007 2008 9mon 2009

Appendix: Adjusted Net Income Reconciliation   $0.12 38,324,011 $4,750,315 $543,363 $5,293,678 $1,153,439 $4,140,239 9 Months Ended 9/30/2009 $0.25 Adjusted diluted EPS 45,365,361 Diluted shares $11,131,688 Adjusted Income available to common shareholders $3,760,831 Preferred dividends declared $14,892,519 Adjusted net income - $14,892,519 Net income 9 Months Ended 9/30/2008 Non-cash penalty payment of 863,894 shares of the Company’s common stock to certain investors resulting from the Company’s failure to achieve listing status on NASDAQ by the date stipulated in the Company’s February 2007 private placement agreement.